UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2012

Post Data, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-174433	36-4697119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2248 Meridian Boulevard, Suite H, Minden, Nevada	89423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 345-3522

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2012, Post Data, Inc. (the “Registrant”) filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State to change its name from “Post Data, Inc.” to “Polar Petroleum Corp.” (the “Name Change”).  The Name Change was approved by the Registrant’s board of directors and its majority shareholder by written consent in lieu of a meeting.  The Certificate of Amendment specifies that the effective date of the Name Change with the Nevada Secretary of State is November 2, 2012, however, the effectiveness of the Name Change is subject to approval by the Financial Industry Regulatory Authority (“FINRA”).

On October 24, 2012, the Registrant filed a Certificate of Change pursuant to Section 78.209 of the Nevada Revised Statutes (the “Certificate of Change”) with the Nevada Secretary of State to effect a seven for one forward stock split of the Registrant’s common stock (the “Forward Stock Split”). The Certificate of Change increased the number of authorized shares of the Registrant’s common stock from 100,000,000 to 700,000,000 and the number of issued and outstanding shares of common stock for shareholders of record as of November 1, 2012, from 5,845,000 shares to 40,915,000 shares.  The Registrant’s common stock will continue to be $.001 par value.  Fractional shares will be rounded upward. The Forward Stock Split is payable upon surrender of existing certificates to the Registrant’s transfer agent, ClearTrust, LLC.  The Forward Stock Split was approved by the Registrant’s board of directors by written consent in lieu of a meeting.  The effective date of the Forward Stock Split with the Nevada Secretary of State is November 2, 2012, however, the effectiveness of the Forward Stock Split is subject to approval by FINRA.

The Registrant has submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change, Forward Stock Split and requesting a new stock symbol to reflect the Name Change (the "Symbol Change").  FINRA's approval of the Name Change, Forward Stock Split and Symbol Change is currently pending.   In connection with the Name Change and Forward Split, the Registrant’s new CUSIP No. will change from 737433102 to 73101T101.

A copy of the Certificate of Amendment filed with the Nevada Secretary of State is attached as Exhibit 3.1 to this Current Report on Form 8-K. A copy of the Certificate of Change filed with the Nevada Secretary of State is attached as Exhibit 3.2 to this Current Report on Form 8-K.

The Registrant will file a subsequent Current Report on Form 8-K upon receipt of approval from FINRA announcing the effectiveness of the Name Change, Symbol Change and Forward Stock Split.

Item 9.01 Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State.
3.2	Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Post Data, Inc.

Date: October 30, 2012	By:	/s/ Daniel Walker
Daniel Walker President